UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 12, 2019
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On March 12, 2019, The Goldfield Corporation issued a press release announcing its financial results for the three and twelve months ended December 31, 2018. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
The information contained in Item 2.02 is incorporated by reference herein.
Item 8.01.    Other Events.
On March 7, 2019 the Board of Directors (the “Board”) of The Goldfield Corporation (the “Company”) approved an extension and expansion of the Company’s Stock Repurchase Plan (the “Plan”), originally adopted on September 17, 2002. The Company’s Board has extended the Plan from September 30, 2019 until September 30, 2020 and has increased the number of shares available for purchase under the Plan. The Plan previously authorized the repurchase of up to 3,500,000 shares, of which 3,273,880 have been repurchased to date. The revised Plan will permit an additional 2,500,000 shares to be repurchased, increasing the amount available for repurchase to 2,726,120 shares. As of March 7, 2019, the Company had repurchased 3,273,880 shares of common stock pursuant to the Plan, at an average cost of $1.05 per share, and is now authorized to purchase an additional 2,726,120 shares pursuant to the Plan. As of March 7, 2019 the Company had 24,522,534 shares outstanding. Further information regarding this stock repurchase plan is set forth under Item 5 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
Item 9.01.    Financial Statements and Exhibits.
Exhibit        Description of Exhibit

99.1	Press release, dated March 12, 2019, announcing The Goldfield Corporation’s financial results for the three and twelve months ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2019

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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